UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2002

SUN POWER CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-27853
(Commission File Number)

86-0913555
(IRS Employer Identification No.)

112c Longview Drive, Los Alamos, New Mexico 87544
(Address of principal executive offices and Zip Code)

800.537.4099
(Registrant's telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On August 19, 2002, we filed our Form 10-QSB Quarterly Report for the period ended September 30, 2002 with the United States Securities and Exchange Commission. In connection with the new legislation that requires our Chief Executive Officer and Chief Financial Officer to certify periodic reports that contain financial statements, we have attached as exhibit 99.1 to this Form 8-K Current Report the Certification of the President, Secretary and Treasurer.

Exhibits

99.1 Certification dated November 19, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN POWER CORPORATION

/s/ Andrew Schwab
By: __________________________________
Andrew Schwab
President, Secretary, Treasurer and Director
Date: November 19, 2002